UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K
 CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report – October 27, 2005

(Date of earliest event reported)

QUESTAR CORPORATION
(Exact name of registrant as specified in charter)

STATE OF UTAH                                        1-8796                                87-0407509

(State of other jurisdiction of            (Commission File No.)             (I.R.S. Employer

incorporation or organization)                                                          Identification No.)

180 East 100 South Street, P.O. Box 45433 Salt Lake City, Utah 84145-0433
(Address of principal executive offices)

Registrant's telephone number, including area code (801) 324-5000

                                  Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17

       CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17

       CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

On October 24, 2005, the Board of Directors of Questar Corporation (the Company”) approved grants of 100,000 stock options each to Keith O. Rattie, the Company’s President and Chief Executive Officer and Charles B. Stanley, Executive Vice President of the Company and President and Chief Executive Officer of Questar Market Resources, Inc.  The option price is $77.14.  The options will vest on February 1, 2010, and expire on October 24, 2012.  The grants were made pursuant to the Company’s Long-term Stock Incentive Plan, which received shareholder approval in May of 2001.  A copy of the form of agreement for the option grants is attached under Item 9.01 Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits

          (c)   Exhibits.

Exhibit No.

Exhibit

99.1

Form of Option Agreement dated October 24, 2005 for shares granted to key officers.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUESTAR CORPORATION (Registrant)
October 27, 2005	/s/S. E. Parks
Senior Vice President and Chief Financial Officer

Exhibits List

Exhibit No.

Exhibit

99.1

Form of Option Agreement dated October 24, 2005 for shares granted to key officers.

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Ex. 99.1

QUESTAR CORPORATION

LONG-TERM STOCK INCENTIVE PLAN AGREEMENT

This agreement is dated                          , and is between Questar Corporation, a Utah corporation (the "Company"), and                                (the "Optionee").

WHEREAS, the Management Performance Committee ("Committee"), as the administrator of the Long-term Stock Incentive Plan (the "Plan"), has determined to grant the Optionee, as an officer or key employee, an option ("Option") to purchase shares of the Company's common stock, without par value ("Common Stock"), as provided in the Company's Plan.

NOW, THEREFORE, the parties agree as follows:

1.

Number of Shares and Price.  The Optionee is granted an Option to purchase           shares of Common Stock at a price of $

per share.

2.

Vesting and Expiration.

(a)

The Option shall become exercisable in one installment on or after

(b)

Except as provided in Section 5 below, this Option may be exercised only during the Optionee's employment with the Company or its affiliates.  The Option shall expire at 11:59 p.m., on (the "Expiration Date").

3.

Change in Control.  In the event of a "Change of Control," of the Company (as defined in the Plan), the Option granted by this Agreement shall vest immediately.

4.

Nonqualified Stock Option.

(a)  All options under this Agreement shall be classified as a Nonqualified Stock Options.

5.

Termination of Employment.

(a)

General.  If the Optionee severs employment with the Company for any reason other than death, an approved termination as defined in subparagraph (c) below, permanent and total disability, or reduction in force, the Optionee shall have 30 days from his notice that he is terminating employment to exercise the vested portion of these options.  Whether an authorized leave of absence for military or governmental service shall constitute termination of employment for purposes of this Agreement shall be determined by the Committee.

(b)

Disability or Death.  Upon becoming permanently and totally disabled, the Optionee has a period of 12 months following termination of employment in which to exercise the portion of the Option that had vested as of the date of termination.  Whether the Optionee is permanently and totally disabled shall be determined by the Committee in accordance with Section 105(D)(4) of the Internal Revenue Code of 1986, as amended.  If the Optionee dies while in the employment of the Company, the portion of the Option vested as of the date of the Optionee's death may be exercised for one year after the Optionee's death by the Optionee's personal representative or by any person who acquired such Option by bequest or inheritance.

(c)

Approved Termination.  Upon termination at or after age 55 with 10 years of service, the Optionee shall be deemed to take an "approved termination".  Any unvested portion of the Option shall vest on the later of the date of an approved termination or six months following the date of grant.  The Optionee shall have at least three years following an approved termination in which to exercise the Option.

(d)

Death Following Approved Termination.  If the Optionee dies after taking an approved termination, the Optionee's personal representative or other person acquiring the Option from the Optionee by bequest or inheritance shall have the same period of time that the Optionee would have had to exercise the Option.

(e)

Reduction in Force.  An Optionee whose employment is terminated as a result of a reduction in force (as defined in the Plan) shall have 30 days from the date on which he is notified of his termination to exercise any vested portion of this Option.

(f)

Forfeiture.  An Optionee whose Option is vested on an accelerated basis due to an approved termination shall forfeit any unexercised portion of the Option if he accepts employment or provides consulting services to a direct competitor.

(g)

Extension of Time and Expiration Date.  Neither the Optionee nor any person claiming under or through the Optionee shall be permitted to exercise any portion of the Option after the Expiration Date.

6.

Adjustments to Option.  The number of shares of Common Stock covered by the Option and the price to be paid therefor shall be subject to adjustment as follows:

(a)

In the event that the shares of Common Stock, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares or otherwise) or if the number of such shares of Common Stock shall be increased through the payment of a stock dividend, then, subject to the provisions of Paragraph 6(c) below, there shall be substituted for or added to each share of Common Stock subject to this Option the number and kind of shares of stock or other securities into which each outstanding share of the Common Stock of the Company shall be so changed or for which each such share shall be exchanged or to which each such share shall be entitled, as the case may be.  The Option shall also be appropriately amended as to price and other terms as may be necessary to reflect the foregoing events.

(b)

If there shall be any other change in the number or kind of the outstanding shares of the Common Stock of the Company or of any stock or other securities into which such stock shall have been changed or for which it shall have been exchanged, and if the Board of Directors or the Committee, in its sole discretion, shall determine that such change equitably requires an adjustment in this Option, then such adjustment shall be made in accordance with such determination.

(c)

A dissolution or liquidation of the Company, or a merger or consolidation in which the Company is not the surviving corporation, shall cause the Option to terminate, except to the extent that another corporation may and does in the transaction assume and continue this Option or substitute its own options.  In either event, the Board of Directors or the Committee shall have the right to accelerate the time within which the Option may be exercised.

(d)

Fractional shares resulting from any adjustment in this Option pursuant to this Section 6 may be settled as the Board of Directors or Committee shall determine.

(e)

To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board of Directors or the Committee, whose determination in that respect shall be final, binding and conclusive.  Notice of any adjustment shall be given by the Company to the Optionee.

(f)

The grant of the Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge, to consolidate, to dissolve, to liquidate or to sell or transfer all or any part of its business or assets.

(g)

In the case of an Option exercised prior to the redemption or other termination of Rights pursuant to the Rights Agreement dated as of February 13, 1996, between the Company and U. S. Bank National Association and any successor Rights Agreement (the "Rights Agreement"), (i) if such exercise occurs prior to the Distribution Date, the shares received upon exercise shall be deemed to include the Rights to which a holder of such shares on the Record Date would have been entitled, and (ii) if such exercise occurs on or after the Distribution Date, the Optionee shall receive, upon exercise, in addition to the shares of Common Stock subject to such Option, the Rights to which he would have been entitled had he been a holder of such shares on the Distribution Date, provided, however, that the preceding clause (ii) shall not apply if and to the extent that the Company shall have been advised by counsel that application thereof would create a significant risk of material adverse tax consequences to the Company or to the Optionee, and provided further that, if the provisions of clause (i) or (ii) hereof apply to an Option with respect to a distribution of Rights, no further adjustment shall be made to such Option with regard to such distribution.  The immediately preceding sentence contains terms and concepts that are defined in the Rights Agreement; the use of such terms and concepts is subject to the definitions and restrictions contained in the Rights Agreement.

7.

Procedure for Exercise of Option.  If electing to exercise this Option as to all or a part of the shares covered by this Option, the Optionee shall give written notice to the Company of such election and of the number of shares he has elected to purchase, in such form as the Committee shall have prescribed or approved, and shall at the time of exercise (a) tender the full purchase price of the shares he has elected to purchase and (b) make arrangements satisfactory to the Committee with respect to any withholding taxes required to be paid in connection with the exercise of an Option.  The purchase price shall be paid in full in cash upon the exercise of this Option; provided, however, that in lieu of cash, with the approval of the Committee at or prior to exercise, the Optionee may exercise this Option by tendering to the Company shares of Common Stock owned by him and having a fair market value equal to the cash exercise price applicable to this Option, with the fair market value of such stock to be determined in the manner provided in the Plan with respect to the determination of the fair market value of Common Stock on the date an Option is granted.

8.

Holding Period.  In the event the Optionee uses shares of Common Stock obtained by exercising a Nonqualified Stock Option as consideration when subsequently exercising an option, the Optionee must hold such shares for six months before using them as consideration.  An Optionee must hold shares of Common Stock that were originally granted to him as restricted shares for six months after such shares are distributed to him free of restrictions before using such shares as consideration when exercising an Option.

9.

Tax Withholding Obligations.  When exercising a Nonqualified Stock Option, the Optionee must make arrangements satisfactory to the Committee with respect to any withholding taxes required to be paid in connection with the exercise of it.  The Optionee may have the minimum tax withholding obligations associated with the exercise of the Nonqualified Stock Option satisfied with a portion of the shares of Common Stock obtained when exercising such option.  The Optionee may also satisfy the difference between the minimum tax withholding obligations and the marginal tax payment obligations associated with the exercise of the Nonqualified Stock Option satisfied with previously owned shares of Common Stock that have been held for the applicable and requisite time periods.  The fair market value of the shares so used shall be determined in the manner provided in the Plan.

10.

Special Limitation.  The Optionee cannot exercise the Option granted by this Agreement at any time that he is suspended from participating in the Company's Employee Investment Plan as a result of making a hardship withdrawal attributable to salary reduction contributions, commonly referred to as Section 401(k) contributions, from such plan.

11.

Transferability.  The Optionee can transfer the Nonqualified Stock Option granted by this Agreement, once it is vested, to a Family Member (as defined in the Plan) or a family trust, subject to the provisions imposed on the Optionee with respect to forfeitures, exercise procedures, extensions of time, and any other procedural rules adopted by the Committee.

12.

No Rights as Stockholder Prior to Exercise.  The Optionee or his transferee shall have no rights as a stockholder with respect to any shares covered by this Option until the date the stock certificate is issued evidencing ownership of the shares.  Except as otherwise provided in this Agreement, no adjustments shall be made for dividends (ordinary or extraordinary), whether in cash, securities or other property, or distributions or other rights, for which the record date is prior to the date such stock certificate is issued.

13.

Authority of Committee.  Under the Plan, the Committee is vested with full authority to make such rules and regulations as it deems necessary or desirable to administer the Plan and to interpret the provisions of the Plan.  Any determination, decision or action of the Committee in connection with the construction, interpretation, administration or application of the Plan shall be final, conclusive and binding upon the Optionee and any person claiming under or through the Optionee, unless otherwise determined by the Board of Directors.

14.

No Right to Continued Employment.  Nothing contained in this Agreement shall confer upon the Optionee any right with respect to continuance of employment by the Company or any of its subsidiaries nor limit in any way the right of the Company to terminate his employment at any time, with or without cause.

15.

Binding Nature of Agreement.  This Agreement shall bind and inure to the benefit of the Company and its successors and assigns and the Optionee and his estate or heirs in the event of the Optionee's death.

16.

Notice.  Any notice to the Company provided for in this Agreement shall be addressed to it in care of its Corporate Secretary, and any notice to the Optionee shall be addressed to him at his address now on file with the Company or to such other address as either may designate in writing.  Any notice shall be deemed to be duly given if and when enclosed in a properly sealed envelope and deposited, postage prepaid, in a United States post office.

17.

Relationship to Plan.  This Agreement shall not alter the terms of the Plan. If there is a conflict between the terms of the Plan and the terms of this Agreement, the terms of the Plan shall prevail.  Capitalized terms used in this Agreement but not defined herein shall have the same meanings as in the Plan.

IN WITNESS WHEREOF, the parties have executed this Agreement effective January 3, 2005.

OPTIONEE:	QUESTAR CORPORATION
BY:

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